Exhibit 99.2
 South Plains Financial  Earnings Presentation  First Quarter, 2022  1

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTS  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains” or the “Company”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to, among other things, the ongoing COVID-19 pandemic, future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and international economic conditions, the extent of the impact of the COVID-19 pandemic (and any current or future variant thereof), including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the Coronavirus Aid, Relief, and Economic Security Act and subsequent related legislations, and the programs established thereunder, and City Bank’s participation in such programs, volatility of the financial markets, fluctuations in market interest rates, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, adequacy of loan loss reserves, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. For more information about these factors, please see South Plains’ reports filed with or furnished to the U.S. Securities and Exchange Commission (the “SEC”), including South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.  NON-GAAP FINANCIAL MEASURES  Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.  2

 Today’s Speakers   3  Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979  Elected Chairman of the First State Bank of Morton board in 1984  Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015  Previously Controller of City Bank and the Company for 14 and 5 years respectively  Began career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Cory T. Newsom President  Entire banking career with the Company focused on lending and operations  Appointed President and Chief Executive Officer of the Bank in 2008  Joined the Board in 2008

 $4.0 Billion in Total Assets as of March 31, 2022  Parent company of City Bank, a leading Texas-based community bank headquartered in Lubbock, TX  First Quarter 2022 Highlights  4  One of the largest independent banks headquartered in West Texas  New Mexico  Texas  Dallas  Bryan /  College Station  Houston  Midland  Odessa  El Paso  Lubbock  Ruidoso  San  Antonio  Ft. Worth  Austin  Albuquerque  Santa Fe  City Bank Branch Locations     Net income of $14.3 million, compared to $14.6 million in 4Q’21 and $15.2 million in 1Q’21  Diluted earnings per share of $0.78, compared to $0.79 in 4Q’21 and $0.82 in 1Q’21  Pre-tax, pre-provision income (non-GAAP) of $15.7 million, compared to $18.2 million in 4Q’21 and $19.0 million in 1Q’21  Average cost of deposits was 23 bps, unchanged as compared to 4Q’21 and decreased as compared to 29 bps in 1Q’21  Net interest margin, calculated on a tax-equivalent basis, of 3.33%, compared to 3.50% in 4Q’21 and 3.52% in 1Q’21   Loans held for investment (“HFI”) grew $16.1 million, or 0.7%, during the first quarter of 2022 as compared to December 31, 2021  Nonperforming assets to total assets were 0.33%, compared to 0.30% at 12/31/21 and 0.42% at 3/31/21  Efficiency ratio was 70.30%, compared to 66.07% in 4Q’21 and 65.76% in 1Q’21  Tangible book value (non-GAAP) per share was $20.49, compared to $21.51 per share as of 12/31/21 and $19.28 per share as of 3/31/21  Return on average assets (annualized) of 1.47%, compared to 1.50% in 4Q’21 and 1.66% in 1Q’21  NASDAQ: SPFI 1Q'22 Highlights  Note: Tangible book value per share is a non-GAAP measures. See appendix for   the reconciliation to GAAP   Source: Company documents

 Loan Portfolio  5  1Q'22 Highlights  Total loans HFI increased by $16.1 million compared to 4Q’21, primarily due to:  $27.9 million organic net loan growth – largest growth in land development and construction loans, commercial retail loans, and consumer loans  SBA forgiveness and repayments of $11.8 million in Paycheck Protection Program (“PPP”) loans   Loans HFI increased $211.0 million, from 1Q’21  1Q'22 yield on loans, ex-PPP, of 4.74%; a decrease of 7 bps compared to 4Q’21, excluding PPP loans  Total Loans HFI  $ in Millions  Source: Company documents

 Loan HFI Portfolio  6  Loan Mix  Loan Portfolio ($ in millions)     3/31/22  Commercial C&D  $   111.4  Residential C&D      228.8   CRE Owner/Occ.  248.3  Other CRE Non Owner/Occ.      441.5   Multi-Family      138.9   C&I      397.8   Agriculture      151.1   1-4 Family      378.4   Auto      255.7   Other Consumer      73.3   PPP      28.4            Total  $  2,453.6   Source: Company documents  Fixed vs. Variable Rate at 3/31/22

 Mortgage Banking Overview  7  Mortgage Banking Activity  $ in Millions  1Q'22 Highlights  Mortgage loan originations decreased 25% in 1Q'22 compared to 4Q’21  Slowdown anticipated, after record volume in 2020 and 2021, due to increase in mortgage interest rates beginning in 4Q’21  There has been a reduction in the number of mortgage originators in 2022  Mortgage servicing rights – a positive fair value adjustment of $4.5 million in 1Q'22, compared to $400 thousand in 4Q’21. Increase driven by rise in mortgage rates, causing a longer estimated life and a reduction in the prepayment rate  Source: Company documents

 Noninterest Income  8  Noninterest Income  $ in Millions  1Q'22 Highlights  Noninterest income of $23.7 million, compared to $22.9 million in 4Q’21; the improvement is primarily due to:  $1.2 million increase in mortgage banking activities revenue  $869 thousand increase in income from an investment in Small Business Investment Company (“SBIC”)  Partially offset by a seasonal decrease of $598 thousand from insurance activities  Source: Company documents

 Diversified Revenue Stream  Three Months Ended March 31, 2022  9  Total Revenues  $53.7 million  Noninterest Income  $23.7 million  Source: Company documents

 Net Interest Income and Margin  10  Net Interest Income & Margin  $ in Millions  1Q'22 Highlights  Net interest income of $29.9 million, compared to $31.4 million in 4Q’21  1Q'22 net interest margin (“NIM”), calculated on a tax-equivalent basis, of 3.33% and a decrease of 17 bps compared to 4Q’21:  4 bps of yield recognized in 4Q’21 on several large payoffs  Excess liquidity - $86 million growth in average deposits negatively affected NIM 8 bps  Source: Company documents

 Deposit Portfolio  11  Total Deposits  $ in Millions  1Q'22 Highlights  Total Deposits of $3.45 billion at 1Q'22, an increase of roughly $110 million from 4Q’21  Largest increase was experienced in personal accounts   Cost of interest-bearing deposits declined in 1Q'22 to 34 bps from 35 bps in 4Q’21  Noninterest-bearing deposits represented 32.8% of deposits in 1Q'22, compared to 32.1% in 4Q’21  Source: Company documents

 Credit Quality  12  1Q'22 Highlights  Credit Quality Ratios  The Company recorded a negative provision for loan loss of $2.1 million in 1Q’22, compared to no provision for loan loss in 4Q’21.  The Company experienced improving credit metrics in the portfolio during the first quarter of 2022, specifically in the hotel segment, direct energy segment, and other Permian Basin-related credits  Ratio of Allowance for Loan Losses (“ALLL”) to Loans HFI was 1.62% at 3/31/22  Net Charge-Offs to Average Loans  ALLL to Total Loans HFI  Source: Company documents

 Direct  Energy  Select Loan Industry Concentration Detail  13  As of March 31, 2022  Hospitality  Total operating hospitality loans of $116 million*  No hotels under construction, with no unfunded commitments  82% of balances are to limited service hotels  33% of operating hospitality classified; <1.0% is nonaccrual; none are 30 days or more past due  ALLL on operating hospitality is 6.9%*  * Does not include loans reported in construction and development  Total direct energy loans of $122 million  94% support services, 6% upstream  Nearly 100% are located in Permian and Palo Duro Basins  5% of energy sector classified; <1.0% is 30 days or more past due  ALLL on energy sector is 1.3%  Hotels by Geography  Source: Company documents  Energy Support Services by Type

 Investment Securities  14  1Q'22 Highlights  Investment Securities totaled $793.4 million at 3/31/2022, an increase of $68.9 million from 4Q’21  All municipal bonds are in Texas  All MBS, CMO, and Asset Backed securities are U.S. Government or GSE  1Q'22 Securities Composition  $752.6  million  Securities & Cash  $ in Millions  Source: Company documents

 Noninterest Expense and Efficiency  15  Noninterest Expense  $ in Millions  1Q'22 Highlights  Noninterest expense for 1Q’22 increased $913 thousand from 1Q’21 primarily due to:  Additional commercial lenders hired as part of planned initiative  An increase of $712 thousand in legal expenses   An increase of $247 thousand in travel, meals, and entertainment  Partially offset by lower mortgage commissions and other variable mortgage-based expenses due to the reduction in mortgage loan originations.   Source: Company documents

 Balance Sheet Highlights  $ in Millions  Balance Sheet Growth and Development  16  Tangible Book Value Per Share  Note: Tangible book value per share is a non-GAAP measure. See appendix for the   reconciliation to GAAP   Source: Company documents

 Strong Capital Base  17  Tangible Common Equity to Tangible Assets Ratio  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  Source: Company documents  Note: Tangible common equity to tangible assets is a non-GAAP measure. See appendix for the reconciliation to GAAP

 Appendix  18

Non-GAAP Financial Measures Unaudited $ in Thousands As of and for the quarter ended Pre-Tax, Pre-Provision Income Net income $14,278 $14,614 $15,190 $13,650 $15,160 Income tax expense 3,527 3,631 3,716 3,422 3,738 Provision for loan losses (2,085) - - (2,007) 89 Pre-tax, pre-provision income $15,720 $18,245 $18,906 $15,065 $18,987 As of the quarter ended March 31, 2022 December 31, September 30, June 30, 2021 2021 2021 March 31, 2021 Tangible common equity Total common stockholders' equity $387,068 $407,427 $398,276 $392,815 $374,671 Less: goodwill and other intangibles (25,011) (25,403) (25,804) (26,226) (26,648) Tangible common equity $362,057 $382,024 $372,472 $366,589 $348,023 Tangible assets Total assets $3,999,744 $3,901,855 $3,774,175 $3,712,915 3,732,894 Less: goodwill and other intangibles (25,011) (25,403) (25,804) (26,226) (26,648) Tangible assets $3,974,733 $3,876,452 $3,748,371 $3,686,689 $3,706,246 Shares outstanding 17,673,407 17,760,243 17,824,094 18,014,398 18,053,229 Total stockholders' equity to total assets 9.68% 10.44% 10.55% 10.58% 10.04% Tangible common equity to tangible assets 9.11% 9.85% 9.94% 9.94% 9.39% Book value per share $21.90 $22.94 $22.34 $21.81 $20.75 Tangible book value per share $20.49 $21.51 $20.90 $20.35 $19.28 Source: Company documents 19